Exhibit 99.2

ALLEGIANCE BANCSHARES, INC. Virtual Special Meeting of Shareholders May 24, 2022 at 3:00 p.m. Central Time This Proxy is solicited on behalf of the Board of Directors of Allegiance Bancshares, Inc. The undersigned hereby appoints Steven F. Retzloff and Ramon A. Vitulli, III, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Allegiance Bancshares, Inc. ("Allegiance") that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 3:00 p.m. Central Time on May 24, 2022 and any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting of Shareholders will be held virtually. In order to attend the Special Meeting, you must register at www.viewproxy.com/ABTX/2022/htype.asp by 11:59 PM Eastern Time on May 21, 2022. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote during the Special Meeting are contained in the Joint Proxy Statement/Prospectus in the sections titled “Questions and Answers–How can I vote my shares at my respective special meeting?” and “The Allegiance Special Meeting.” THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. (Continued and to be marked, dated and signed on other side) Important Notice Regarding the Availability of Proxy Materials for the Virtual Special Meeting: The Joint Proxy Statement/Prospectus is Available at: http://viewproxy.com/ABTX/2022 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Please mark your votes like this ☒ The Board of Directors recommends a vote “FOR” the following proposals: 1. To approve the merger agreement. ☐ FOR ☐ AGAINST ☐ ABSTAIN 2. To approve, on an advisory (non-binding) basis, the merger-related named executive officer compensation that will or may be paid to Allegiance’s named executive officers in connection with the merger. ☐ FOR ☐ AGAINST ☐ ABSTAIN DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ 3. To adjourn the Allegiance Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Allegiance merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of Allegiance common stock. ☐ FOR ☐ AGAINST ☐ ABSTAIN NOTE: To conduct any other business properly brought before the meeting or any adjournment thereof. Date Signature Signature (Joint Owners) NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. VIRTUAL CONTROL NUMBER As a shareholder of Allegiance Bancshares, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. As a Registered Holder, you may vote your shares at the Special Meeting by first registering at http://viewproxy.com/ABTX/2022/htype.asp using your Virtual Control Number below. Your registration must be received by 11:59 PM Eastern time on May 21, 2022. On the day of the Special Meeting, if you have properly registered you may log in to the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Special Meeting in order to vote. Further instructions on how to attend and vote during the Special Meeting are contained in the Joint Proxy Statement/Prospectus in the sections titled “Questions and Answers–How can I vote my shares at my respective special meeting?” and “The Allegiance Special Meeting.” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone, or when voting during the Virtual Special Meeting INTERNET TELEPHONE M A I L Vote Your Proxy on the Internet: Go to www.fcrvote.com/ABTX Vote Your Proxy by Phone: Call 1-866-402-3905 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.